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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          January 23, 2001
                                               ---------------------------------

                                MERCK & CO., INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

               1-3305                                   22-1109110
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      (Commission File Number)              (I.R.S. Employer Identification No.)

  ONE MERCK DRIVE, PO BOX 100, WHITEHOUSE STATION, NJ               08889-0100
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  (Address of Principal Executive Offices)                          (Zip Code)

 Registrant's telephone number, including area code              (908) 423-1000
                                                      --------------------------




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

     (c)  EXHIBITS

     Exhibit 99(a)  Press release issued                        Filed with
                    January 23, 2001 regarding                  this document
                    earnings for fourth quarter

     Exhibit 99(b)  Certain supplemental information            Filed with
                    not included in the press release           this document



ITEM 9. REGULATION FD DISCLOSURE
--------------------------------

Incorporated by reference is a press release issued by the Registrant on January 23, 2001, attached as Exhibit 99(a). Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99(b).





                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           MERCK & CO., Inc.




Date:  January 23, 2001                    By: /S/ DEBRA A. BOLLWAGE
                                               ---------------------------------
                                                  DEBRA A. BOLLWAGE
                                                  Assistant Secretary









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                                  EXHIBIT INDEX
                                  -------------



EXHIBIT
NUMBER              DESCRIPTION
------              -----------


 99(a)              Press release issued January 23, 2001
                    regarding earnings for fourth quarter

 99(b)              Certain supplemental information not
                    included in the press release










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